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                            SELECT DIMENSIONS LIFE II

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

     SUPPLEMENT DATED SEPTEMBER 8, 1999 TO THE PROSPECTUS DATED MAY 3, 1999

The MidCap Growth Portfolio's name has been changed to MidCap Equity Portfolio. All references in the prospectus and statement of additional information to "MidCap Growth Portfolio" should be replaced with "MidCap Equity Portfolio."

The following should be inserted as the last sentence of the first paragraph of the section entitled "Portfolios":

The following Portfolios are closed to new investments or transfers of existing monies:

-    NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

-    THE EMERGING MARKETS PORTFOLIO

The investment objective of the Utilities Portfolio in the section entitled "The Portfolios - Morgan Stanley Dean Witter Select Dimensions Investment Series" should be deleted and replaced with the following:

UTILITIES PORTFOLIO

Seeks to provide current income and capital appreciation.


333-52637
HV-2438